                                                                    Exhibit 10.1

                           AMENDMENT AND RESTATEMENT

                         Dated as of December 18, 1998

                                       of

                              U.S. $1,500,000,000

                           FIVE-YEAR CREDIT AGREEMENT

                            Dated as of May 28, 1997

                                     Among

                                 THE KROGER CO.

                                  as Borrower
                                  -----------

                                      and

                          THE LENDERS PARTIES THERETO

                                   as Lenders
                                   ----------

                                      and

                             CHASE SECURITIES INC.

                       as Lead Arranger and Book Manager
                       ---------------------------------

                                      and

                                 CITIBANK, N.A.

                                      and

                            THE CHASE MANHATTAN BANK

                            as Administrative Agents
                            ------------------------

                                      and

                      FIRST CHICAGO CAPITAL MARKETS, INC.

                              as Syndication Agent
                              --------------------

                                      and

                              THE BANK OF NEW YORK

                             as Documentation Agent
                             ----------------------

                  AMENDMENT AND RESTATEMENT, dated as of December 18, 1998 (this "AMENDMENT"), of the Five-Year Credit Agreement, dated as of May 28, 1997 (as amended, the "CREDIT AGREEMENT"), among THE KROGER CO., an Ohio corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), CHASE SECURITIES INC. ("CSI"), as Lead Arranger and Book Manager (in such capacity, the "LEAD ARRANGER AND BOOK MANAGER"), CITIBANK, N.A. ("CITIBANK"), as an administrative agent (in such capacity, an "ADMINISTRATIVE AGENT") for the Lenders and the Issuing Banks (as defined in the Credit Agreement) and paying agent for the Lenders and the Issuing Banks (in such capacity, the "PAYING AGENT"), THE CHASE MANHATTAN BANK ("CHASE"), as an administrative agent (in such capacity, an "ADMINISTRATIVE AGENT"; the Administrative Agents and Paying Agent, collectively, the "AGENTS") for the Lenders and the Issuing Banks, FIRST CHICAGO CAPITAL MARKETS, INC., as syndication agent for the Lenders and Issuing Banks, and THE BANK OF NEW YORK, as documentation agent for the Lenders and the Issuing Banks.


                              W I T N E S S E T H :
                              - - - - - - - - - - -


                  WHEREAS, the Borrower has agreed, subject to certain conditions, to acquire all of the common stock of Fred Meyer, Inc. ("FMI") in exchange for newly issued shares of the Borrower pursuant to a merger of a wholly owned subsidiary of the Borrower into FMI (the "ACQUISITION");

                  WHEREAS, the Borrower has requested, and upon the effectiveness of this Amendment and the consummation of the Acquisition, the Required Lenders have agreed, that certain provisions of the Credit Agreement be amended and that the Credit Agreement be restated upon the terms and conditions set forth below to permit the consummation of the Acquisition;

                  WHEREAS, concurrent with the consummation of the Acquisition, the Borrower shall cause FMI and the subsidiaries of FMI that are Material Subsidiaries of the Borrower to guarantee the obligations of the Borrower under the Credit Agreement, all as contemplated by the Credit Agreement;

                   WHEREAS, in connection with the Acquisition, the Borrower and its Material Subsidiaries intend to guarantee FMI's obligations with respect to its existing credit facilities; and

                  WHEREAS, the Borrower has further requested CSI to act as Lead Arranger and Book Manager with respect to this Amendment;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                  SECTION 1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

                  SECTION 2. AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (a) by amending and restating the definition of "APPLICABLE MARGIN" to read in its entirety as follows:

                           "APPLICABLE MARGIN" means, until the day which is six
                  months after the Amendment and Restatement Effective Date, 0.00% per annum, in the case of Base Rate Advances and 0.550% per annum, in the case of Eurodollar Rate Advances, Standby Letters of Credit and Documentary Letters of Credit and, thereafter, a percentage per annum determined by reference to the Borrower's Performance Level in effect on such date as set forth below:

==============================================================================================
Performance Level         Applicable Margin for         Applicable Margin for Eurodollar
                          Base Rate Advances            Advances, Standby Letters of Credit
                                                        and Documentary Letters of Credit
----------------------------------------------------------------------------------------------
         Level 1                     0.000%                            0.275%
----------------------------------------------------------------------------------------------
         Level 2                     0.000%                            0.375%
----------------------------------------------------------------------------------------------
         Level 3                     0.000%                            0.475%
----------------------------------------------------------------------------------------------
         Level 4                     0.000%                            0.550%
----------------------------------------------------------------------------------------------
         Level 5                     0.000%                            0.625%
----------------------------------------------------------------------------------------------
         Level 6                     0.000%                            0.700%
==============================================================================================

                  (b) by amending and restating the definition of "FACILITY FEE PERCENTAGE" to read in its entirety as follows:

                           "FACILITY FEE PERCENTAGE" means, until the day which
                  is six months after the Amendment and Restatement Effective Date, 0.200% per annum and, thereafter, a percentage per annum determined by reference to the Borrower's Performance Level in effect on such date as set forth below:

===========================================================================
             Performance Level                  Facility Fee Percentage
---------------------------------------------------------------------------
                  Level 1                               0.100%
---------------------------------------------------------------------------
                  Level 2                               0.125%
---------------------------------------------------------------------------
                  Level 3                               0.150%
---------------------------------------------------------------------------
                  Level 4                               0.200%
---------------------------------------------------------------------------
                  Level 5                               0.250%
===========================================================================

                                                                               3

===========================================================================
                  Performance Level              Facility Fee Percentage
---------------------------------------------------------------------------
                  Level 6                        0.300%
===========================================================================

                  (c) by amending and restating the definition of "PERFORMANCE LEVEL" to read in its entirety as follows:

                  "PERFORMANCE LEVEL" means, as of any date of determination, the numerically lowest level set forth below as then in effect, as determined in accordance with the following provisions of this definition:

                  Level 1 The Public Debt Rating by Moody's is A3 or better or the Public Debt Rating by S&P is A- OR better or the Applicable Percentage Ratio is 5.25:1.00 or greater;

                  Level 2 The Public Debt Rating by Moody's is Baa1 or the Public Debt Rating by S&P is BBB+ OR the Applicable
                                            Percentage Ratio is 4.75:1.00 or
                                            greater but less than 5.25:1.00;

                  Level 3 The Public Debt Rating by Moody's is Baa2 or the Public Debt Rating by S&P is BBB OR the Applicable
                                            Percentage Ratio is 4.00:1.00 or
                                            greater but less than 4.75:1.00;

                  Level 4 The Public Debt Rating by Moody's is Baa3 and the Public Debt Rating by S&P is BBB- OR the Applicable
                                            Percentage Ratio is less than
                                            4.00:1.00;

                  Level 5 The Public Debt Rating by Moody's is Baa3 or the Public Debt Rating by S&P is BBB- OR the Applicable
                                            Percentage Ratio is less than
                                            4.00:1.00; and

                  Level 6 The Public Debt Rating by Moody's is Ba1 or lower or the Public Debt Rating by S&P is BB+ or lower AND the Applicable Percentage Ratio is lower than 4.00:1.00;

                  PROVIDED (a) if any rating established or deemed to have been established by S&P or Moody's shall be changed (other than as a result of a change in the rating system of either S&P or Moody's), such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change, (b) any change in the Performance Level based on a change in the Applicable Percentage Ratio shall be effective for all purposes on and after the date of delivery to the Administrative Agents of a certificate of the Borrower with respect to the financial statements to be delivered, as applicable, pursuant to Section 5.01(h) for the most recently ended Fiscal Quarter, (c) if the Public Debt Ratings by Moody's and S&P and the Applicable Percentage Ratio shall fall within different Levels, the Applicable Margin and Facility Fee Percentage shall be determined based upon the lower Level unless the Levels determined based upon the Public Debt Ratings and Applicable

                  Percentage Ratio are two or more Levels apart, in which case the Applicable Margin and Facility Fee Percentage shall be determined by reference to the Level next below the higher of the two Levels (it being understood that Level 1 is the lowest Level and Level 6 is the highest Level), (d) if the Applicable Percentage Ratio shall fall within Level 4 and Level 5, the Applicable Percentage Ratio shall be deemed to fall within Level 4 and (e) notwithstanding the foregoing provisions of clause (a), no reduction in the Performance Level shall be effective if any Default shall have occurred and be continuing. Any change in the Performance Level shall be effective on the effective date of such change in the applicable Performance Level and shall apply to all Eurodollar Rate Advances made or continued on or after the commencement of the period (and to Base Rate Advances that are outstanding at any time during the period) commencing on the effective date of such change in the applicable Performance Level and ending on the date immediately preceding the effective date of the next such change in the applicable Performance Level.

                  (d) by amending and restating the definition of "PUBLIC DEBT RATING" to read in its entirety as follows.

                           "PUBLIC DEBT RATING" means, as of any date, the
                  rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Borrower. For purposes of the foregoing, (a) if only one of S&P and Moody's shall have in effect a Public Debt Rating, the Applicable Margin and the Facility Fee Percentage shall be determined by reference to the available rating; (b) if neither S&P nor Moody's shall have in effect a Public Debt Rating, the Applicable Margin and the Facility Fee Percentage will be set in accordance with the Applicable Percentage Ratio; (c) if the ratings established by S&P and Moody's shall fall within different Levels, the Applicable Margin and the Facility Fee Percentage shall be determined based upon the higher rating unless one of the ratings is two or more Levels lower than the other, in which case the Applicable Margin and Facility Fee Percentage shall be determined based upon the ratings applicable to the Level next above the lower of the two Levels (it being understood that Level 1 is the lowest Level and Level 6 is the highest Level); (d) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (e) if S&P or Moody's shall change the basis on which ratings are established, or either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of such amendment, the Applicable Margin and Facility Fee Percentage shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                  (e) by inserting the following definitions in the proper alphabetical order:

                           "AMENDMENT AND RESTATEMENT" means the Amendment and
                  Restatement of this Agreement, dated as of December 18, 1998.

                           "AMENDMENT AND RESTATEMENT EFFECTIVE DATE" means the
                  Effective Date under the Amendment and Restatement.

                  SECTION 3. AMENDMENT OF SECTION 4.01. Section 4.01 of the Credit Agreement is hereby amended by inserting at the end thereof the following:

                           "(i) Any material reprogramming required to permit
                  the proper functioning (but only to the extent that such proper functioning would otherwise be impaired by the occurrence of the year 2000) in and following the year 2000 of material computer systems and other material equipment containing embedded microchips, in either case owned or operated by the Borrower or any of its Subsidiaries or used or relied upon in the conduct of their business (including any such systems and other equipment supplied by others or with which the computer systems of the Borrower or any of its Subsidiaries interface), and the testing of all such systems and other equipment as so reprogrammed, could not reasonably be expected to have a Material Adverse Effect. The costs to the Borrower and its Subsidiaries that have not been incurred as of the date hereof for such reprogramming and testing and for the other reasonably foreseeable consequences to them of any improper functioning of other computer systems and equipment containing embedded microchips due to the occurrence of the year 2000 could not reasonably be expected to result in a Default or Event of Default or to have a Material Adverse Effect."

                  SECTION 4. AMENDMENT OF SECTION 5.02(b). Section 5.02(b) of the Credit Agreement is hereby amended by inserting the words "or into any other Person (so long as the surviving corporation is a Subsidiary of the Borrower)" after the phrase "into any other Subsidiary of the Borrower" appearing in such Section.

                  SECTION 5. AMENDMENT OF SECTION 5.02(c). Section 5.02(c) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof :

                  "; PROVIDED, HOWEVER, that the Borrower may make or permit its Subsidiaries to make any changes in accounting policies or reporting practices in order to conform to any policies or practices of Fred Meyer, Inc. and its Subsidiaries. The parties acknowledge that the Borrower and its Subsidiaries may change their fiscal years to conform the fiscal years of the Borrower and its Subsidiaries (including Fred Meyer, Inc. and its Subsidiaries)."

                  SECTION 6. AMENDMENT OF SECTION 5.02(d). Section 5.02(d) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following in lieu thereof:

                  "SALES, ETC. OF ASSETS. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets, except (i) dispositions of assets in the ordinary course of its business, (ii) in a transaction authorized by subsection (b) of this Section, (iii) pursuant to sale-leaseback transactions for not less than fair market value, (iv) in a transaction with any Subsidiary that is, or as a result of such transaction becomes, a Material Subsidiary and (v) sales of assets for fair value, provided that the aggregate value of such assets sold, leased, transferred or otherwise disposed of pursuant to clause (v) during the term of this Agreement shall not be greater than 10% of the total assets from time to time before giving effect to the LIFO reserve of Kroger and its Subsidiaries on a Consolidated basis."

                  SECTION 7. AMENDMENT OF SECTION 6.01. Section 6.01 of the Credit Agreement is hereby amended by deleting each reference to "$30,000,000" in paragraphs (d), (f), (i), (j) and (k) and substituting in lieu thereof a reference to "$40,000,000".

                  SECTION 8. RESTATEMENT OF CREDIT AGREEMENT. The Credit Agreement is hereby restated in its entirety to read as set forth in Exhibit A to this Amendment. The only amendments to the Credit Agreement, as restated, are those reflected in this Amendment. The exhibits and schedules to the Credit Agreement have not been amended hereby, and the amount of each Lender's Commitment is as set forth in the Register.

                  SECTION 9. REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Article IV of the Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of an earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date. Any reference to "this Agreement" in the representations and warranties set forth in Article IV of the Credit Agreement shall be deemed to include a reference to this Amendment.

                  SECTION 10. LEAD ARRANGER; BOOK MANAGER. CSI shall act as
Lead Arranger and Book Manager with respect to this Amendment. CSI shall be treated as an "Agent" for the purposes of Article VII (other than Section 7.06) of the Credit Agreement and shall be entitled to the benefits of Section 8.03(b) to the same extent as if it were the Administrative Agent.

                  SECTION 11. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date (the "EFFECTIVE DATE") of consummation of the Acquisition upon receipt by the Administrative Agents of (a) counterparts of this Amendment, duly executed and delivered by the Borrower and the Required Lenders and (b) an opinion of counsel to the Borrower as to the due authorization and execution by the Borrower of this Amendment and to such other matters, as is customary for similar transactions, as may be reasonably requested by the Administrative Agents. Any increase in the Applicable Margin and Facility Fee Percentage as a result of this Amendment shall be effective on the Effective Date and, without limiting the foregoing, shall be applicable to Eurodollar Rate Advances outstanding under the Credit Agreement as of the Effective Date for the period from the Effective Date to but not including the last day of the then current Interest Period with respect thereto.

                  SECTION 12. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Agents for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

                  SECTION 13. CONTINUING EFFECT OF CREDIT AGREEMENT;
TERMINATION OF AMENDMENT. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment shall terminate and be of no further force and effect upon the termination of the Agreement and Plan of Merger, dated as of October 18, 1998, by and between the Borrower, Jobsite Holdings, Inc. and FMI.

                  SECTION 14. GOVERNING LAW; COUNTERPARTS. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender on or prior to the Effective Date shall be binding upon each of its transferees, successors and assigns and binding in respect of all of its Commitments and Advances, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                               THE KROGER CO.


                               By: /s/ Lawrence M. Turner
                                  ----------------------------------------------
                                  Title: Vice President and Treasurer

                               CITIBANK, N.A., as Administrative Agent, Issuing Bank and Lender


                               By: /s/ Robert A. Snell
                                  ----------------------------------------------
                                  Title: As Attorney in Fact

                               THE CHASE MANHATTAN BANK, as
                               Administrative Agent, Issuing Bank and Lender


                               By: /s/ William P. Rindfuss
                                  ----------------------------------------------
                                  Title: Vice President

                               CHASE SECURITIES INC., as Lead Arranger and
                               Book Manager


                               By: /s/ Ruth Stritehoff
                                  ----------------------------------------------
                                  Title: Managing Director

                               THE FIRST NATIONAL BANK OF CHICAGO, as
                               Syndication Agent and Lender


                               By: /s/ Catherine A. Muszynski
                                  ----------------------------------------------
                                  Title: Vice President

                               THE BANK OF NEW YORK, as Documentation
                               Agent and Lender


                               By: /s/ Paula Began
                                  ----------------------------------------------
                                  Title: Vice President

                               BANK OF AMERICA NATIONAL TRUST &
                               SAVINGS ASSOCIATION, as successor by merger to Bank of America Illinois, as Lender


                               By: /s/ Jody A. Pritchard
                                  ----------------------------------------------
                                  Title: Vice President

                               BANK OF MONTREAL, as Lender


                               By: /s/ Leon H. Sinclair
                                  ----------------------------------------------
                                  Title: Director

                               THE BANK OF NOVA SCOTIA, as Lender

                               By: /s/ F.C.H. Ashby
                                  ----------------------------------------------
                                  Title: Senior Manager Loan Operations

                               THE BANK OF TOKYO-MITSUBISHI, LTD.,
                               CHICAGO BRANCH, as Lender

                               By: /s/ Hajime Watanabe
                                  ----------------------------------------------
                                  Title: Deputy General Manager

                               BANK ONE, N.A., as Lender


                               By: /s/ Rebecca McCloskey
                                  ----------------------------------------------
                                  Title: First Vice President

                               BANKERS TRUST COMPANY, as Lender

                               By: /s/ David J. Bell
                                  ----------------------------------------------
                                  Title: Vice President

                               CREDIT AGRICOLE INDOSUEZ, as Lender


                               By: /s/ David Bouhl, FVP
                                  ----------------------------------------------
                                  Title: Head of Corporate Banking Chicago


                               By: /s/ Dean Balice
                                  ----------------------------------------------
                                  Title: Senior Vice President
                                           Branch Manager

                               CIBC, INC., as Lender


                               By:
                                  ----------------------------------------------
                                  Title:

                               COMERICA BANK, as Lender


                               By: /s/ Lee J. Santioni
                                  ----------------------------------------------
                                  Title: First Vice President

                              COMPAGNIE FINANCIERE DE CIC ET DE
                              L'UNION EUROPEENNE, as Lender


                              By: /s/ Eric Lonquet
                                 -----------------------------------------------
                                 Title: Vice President


                              By: /s/ Martha Skidmore
                                 -----------------------------------------------
                                 Title: Vice President

                              CREDIT LYONNAIS, CHICAGO BRANCH, as Lender


                              By: /s/ Mary Ann Klemm
                                 -----------------------------------------------
                                 Title: Vice President

                              THE DAI-ICHI KANGYO BANK, LTD.,
                              CHICAGO BRANCH, as Lender


                              By:
                                 -----------------------------------------------
                                 Title:

                              FIFTH THIRD BANK, as Lender


                              By: /s/ Andrew Hauck
                                 -----------------------------------------------
                                 Title: Vice President

                              FIRST AMERICAN NATIONAL BANK,
                              as Lender

                              By: /s/ Jerry Watterworth
                                 -----------------------------------------------
                                 Title: Senior Vice President

                              FIRST HAWAIIAN BANK, as Lender


                              By: /s/ Charles L. Jenkins
                                 -----------------------------------------------
                                 Title: Vice President, Manager

                              FIRST UNION NATIONAL BANK, as Lender


                              By: /s/ Mary J. Amatore
                                 -----------------------------------------------
                                 Title: Vice President

                              THE FUJI BANK, LIMITED, CHICAGO
                              BRANCH, as Lender


                              By:
                                 -----------------------------------------------
                                 Title:

                              THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                              CHICAGO BRANCH, as Lender


                              By: /s/ Walter Wolff
                                 -----------------------------------------------
                                 Title: Joint General Manager

                              KREDIETBANK, N.V., as Lender


                              By:
                                 -----------------------------------------------
                                 Title:


                              By:
                                 -----------------------------------------------
                                 Title:

                              THE LONG TERM CREDIT BANK OF JAPAN,
                              LTD., CHICAGO BRANCH, as Lender


                              By:
                                 -----------------------------------------------
                                 Title:

                              MELLON BANK, N.A., as Lender


                              By: /s/ Richard J. Schaich
                                 -----------------------------------------------
                                 Title: Assistant Vice President

                              MICHIGAN NATIONAL BANK, as Lender


                              By:
                                 -----------------------------------------------
                                 Title:

                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK, as Lender


                              By: /s/ Robert Bottamedi
                                 -----------------------------------------------
                                 Title: Vice President

                              THE NORTHERN TRUST COMPANY, as Lender


                              By:
                                 -----------------------------------------------
                                 Title:

                              PARIBAS, as Lender


                              By: /s/ Karen E. Coons
                                 -----------------------------------------------
                                 Title: Vice President


                              By: Ann B. McAloon
                                 -----------------------------------------------
                                 Title: Vice President

                              PNC BANK, N.A., as Lender


                              By: /s/ C. J. Richardson
                                 -----------------------------------------------
                                 Title: Senior Vice President

                              THE SAKURA BANK, LIMITED, as Lender


                              By:
                                 -----------------------------------------------
                                 Title:

                              THE SANWA BANK, LIMITED, CHICAGO
                              BRANCH, as Lender


                              By:
                                 -----------------------------------------------
                                 Title:

                              STAR BANK, NATIONAL ASSOCIATION,
                              as Lender


                              By: /s/ Derek S. Roudebush
                                 -----------------------------------------------
                                 Title: Vice President

                              THE SUMITOMO BANK, LIMITED, CHICAGO
                              BRANCH, as Lender


                              By:
                                 -----------------------------------------------
                                 Title:

                              THE TOKAI BANK, LIMITED-NEW YORK
                              BRANCH, as Lender


                              By: /s/ M. Nakamura
                                 -----------------------------------------------
                                 Title: Joint General Manager

                              U.S. BANK, as Lender


                              By: /s/ Thomas W. Cherry
                                 -----------------------------------------------
                                 Title: Vice President

                              WACHOVIA BANK, N.A., as Lender


                              By: /s/ Brad Watkins
                                 -----------------------------------------------
                                 Title: Vice President